UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2010 (April 26, 2010)

HERTZ GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33139	20-3530539
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard
Park Ridge, New Jersey  07656-0713
(Address of principal executive offices, including zip code)

(201) 307-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On April 26, 2010, Hertz Global Holdings, Inc. (“Hertz Holdings”) and Dollar Thrifty Automotive Group, Inc. (“DTAG”) issued a joint press release announcing that they have entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Hertz Holdings will acquire DTAG through a merger of DTAG and a newly-formed, wholly-owned subsidiary of Hertz Holdings (the “Merger”).

A copy of the joint press release of Hertz Holdings and DTAG announcing the execution of the Merger Agreement is included herein as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.  The following Exhibits are filed herewith as part of this report:

Exhibit	Description

99.1	Press release issued jointly by Hertz Global Holdings, Inc. and Dollar Thrifty Automotive Group, Inc., dated April 26, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

By:	/s/ J. Jeffrey Zimmerman
Name:	J. Jeffrey Zimmerman
Title:	Senior Vice President, General Counsel and Secretary

Date:  April 26, 2010

EXHIBIT INDEX

Number	Exhibit

99.1	Press release issued jointly by Hertz Global Holdings, Inc. and Dollar Thrifty Automotive Group, Inc., dated April 26, 2010.